SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549
                -----------------------


                       FORM 8-K

                    Current Report

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                   October 21, 1994




            COMPREHENSIVE CARE CORPORATION
    (Exact name of registrant as specified in Charter)




Delaware                 0-5751              95-2594724
(State or other        (Commission          (IRS Employer
jurisdiction of        File Number)       Identification No.)
                      incorporation)


16305 Swingley Ridge Drive, Suite 100, Chesterfield, Missouri  63017
       (Address of principal executive offices)
                       (zip code)


                      (314) 537-1288
    (Registrant's telephone number, including area code)


                      Not Applicable
     (Former name, former address and former fiscal year, if changed, since last report)

Item 5.  Other Events

ELECTIONS OF THE BOARD

Management's 5 nominees were elected to the Board of Directors, they are Chriss W. Street, J. Marvin Feigenbaum, William H. Boucher, W. James Nicol, Rudy R. Miller.

RELOCATION OF PRINCIPAL EXECUTIVE OFFICE

The Registrant announced that the principal executive office of the Registrant would be relocated to Costa Mesa, California. Such relocation is estimated to be completed in January, 1995. The Registrant's principal executive office located at 16305 Swingley Ridge Drive, Suite 100, Chesterfield, Missouri 63017 will be closed. The purpose of the relocation is reducing general and administrative expenses.

NEW MEMBER OF EXECUTIVE MANAGEMENT

As of November 14, 1994, Mr. Drew Q. Miller was appointed by the Board of Directors to the office of Vice President of Acquisitions and Development and Interim Chief Financial Officer. Mr. Miller is the President and sole shareholder of Alternative Psychiatric Centers, Inc., a contract management company headquartered in Huntington Beach, California. Mr. Miller has over 12 years of experience in the health care industry. Mr. Miller fills a vacancy in executive management which will be created by the resignation of Mr. Fred C. Follmer.

REVERSE STOCK SPLIT

Recently, effective at 5:00 p.m., New York City time on October 21, 1994 (the "Effective Time"), the Registrant adopted a Restated Certificate of Incorporation, attached hereto as an Exhibit. (Please
see the Exhibit Index under Item 7 hereof.)   The Restated Certificate
of Incorporation included amendments to the Certificate of Incorporation that resulted in a reclassification (the "Reclassification") of the Registrant's Common Stock comprised of (i) a one-for-ten reverse stock split of the Registrant's Common Stock;
(ii) a change in the number of authorized shares of Common Stock from 30,000,000 to 12,500,000 (equivalent on a pre-reverse-stock split basis to an increase to 125,000,000 pre-reverse split shares compared with the prior 30,000,000 authorized pre-reverse-split shares of Common Stock); and (iii) a decrease in the par value per share of the Registrant's Common Stock from $0.10 to $0.01 per share. The reclassified shares of the Registrant's Common Stock have CUSIP No. 204 620 207 and are traded on the New York Stock Exchange under the ticker symbol CMP.

CLASSIFIED BOARD OF DIRECTORS

The stockholders at the annual meeting on November 14, 1994 approved the classification of the Registrant's Board of Directors into three classes. The amendment will be effected pursuant to an amendment of the Certificate of Incorporation.


COMMON STOCK PURCHASE RIGHTS

Pursuant to the Rights Agreement dated April 19, 1988 between the Registrant and the Rights Agent therein and the Stock Purchase Rights thereunder, the Reclassification resulted in an adjustment of the Purchase Price from $30 per share of original Common Stock to $300 per share of reclassified Common Stock, and each one Right entitling the registered holder thereof to purchase one share of Old Common Stock became one-tenth (1/10th) of one Right to purchase one share of reclassified Common Stock. Continental Stock Transfer & Trust Company, 2 Broadway, 19th Floor, New York, New York 10004 (Tel: (212) 509-4000) became the Rights Agent pursuant to a restated Rights Agreement. (Please see the Exhibit Index under Item 7 hereof.)

7 1/2% CONVERTIBLE SUBORDINATED DEBENTURES

The Company did not make the payment of interest on its 7 1/2% Convertible Subordinated Debentures (the "Debentures") when such payment was otherwise scheduled to be made (October 17, 1994). Management intended to seek to restructure several of its obligations and commitments in order to satisfy its payment obligations under the Indenture for the Debentures before expiration of the applicable grace period for non-payment and the declaration of an event of default thereunder. Under the terms of the Indenture, an event of default occurs if the Company defaults in the payment of interest on the Debentures when the same becomes due and payable and the default continues for a period of 30 days. Management was unable to complete the restructuring of the debentures during the cure period. If an event of default occurs and is continuing, the Trustee (by notice to the Company), or the Holders of at least 25% in principal amount of the $9.6 million outstanding Debentures may declare the principal of and accrued interest on all the Debentures to be due and payable. To date, the Company has not received a notice of default from the Trustee or bondholders.

On November 21, 1994, the Company recognized an ad hoc committee of bondholders. who represent a significant percentage of the Company's $9.6 million of 7 1/2% Convertible Subordinated Debentures due April 15, 2010 as an integral part of the overall restructure of CompCare. The bondholders have retained Mr. Morris Weiss of the Miami office of the law firm of Weil Gotshal & Manges to represent their interests. The Company has retained Mr. Robin Phelan of the Dallas office of the law firm of Haynes & Boone to represent its interest.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.               Description           Sequential Page Number

3.1.1       Restated Certificate of Incorporation       __
            November 14, 1994

4.1         Rights Agreement between the Registrant
            and Continental Stock Transfer & Trust Company dated
            April 19, 1988 restated and amended October 21,
            1994                                        __

            Press Release dated November 21, 1994       __

                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




COMPREHENSIVE CARE CORPORATION

(Registrant)



By:
    -------------------------------------------
                 Kerri Ruppert
    Vice President and Chief Accounting Officer
          (Principal Accounting Officer)
                                                         EXHIBIT 3.1.1


      RESTATED CERTIFICATE OF INCORPORATION
                        OF
          COMPREHENSIVE CARE CORPORATION

(Originally incorporated under the name Neuro-Psychiatric & Health
                              Services, Inc.)
   (Original Certificate of Incorporation filed January 28, 1969)

     COMPREHENSIVE CARE CORPORATION, a corporation duly organized and existing under the General Corporation Law of Delaware (the
"corporation"), does hereby certify as follows:

     1. The following provisions of the Restated Certificate of Incorporation of the corporation, shall be and become the certificate of incorporation of the corporation effective at 5:00 o'clock p.m. New York City time on Friday, October 21, 1994 (the "Effective Time"), and shall be amended and restated to read in its entirety as follows:

FIRST.  The name of the corporation (the "corporation") is

          COMPREHENSIVE CARE CORPORATION

SECOND. Its registered office in the State of Delaware is located at 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name and address of its registered agent are The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The corporation shall have authority to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares which the corporation shall have authority to issue is twelve million five hundred sixty thousand (12,560,000). The total number of shares of Preferred Stock which the corporation shall have authority to issue shall be sixty thousand (60,000); and each such share shall have a par value of fifty dollars ($50.00); and the total number of shares of Common Stock which the corporation shall have authority to issue shall be twelve million five hundred thousand (12,500,000); and each such share shall have a par value of one cent ($.01).

     Simultaneously with the Effective Time, each share of the corporation's Common Stock, par value $0.10 per share, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-tenth (1/10th) of a share of the corporation's Common Stock, par value $.01 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Time represented shares outstanding of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the corporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing price of the Old Common Stock on the New York Stock Exchange immediately prior to the Effective Time, as reported on the composite tape of the New York Stock Exchange, Inc. (or in the event the corporation's Common Stock is not so traded on the date on which occurs the Effective Time, such closing price on the next preceding day on which such stock was traded on the New York Stock Exchange). If more than one Old Certificate shall be surrendered at one time for the account of the same Stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

     Each share of Common Stock shall be entitled to one vote at all meetings of Stockholders of the corporation and, subject to the rights of the holders of Preferred Stock, shall be entitled to receive dividends, when and as declared by the Board of Directors of the corporation.

     The following is a statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the respective classes of stock, and a statement of the authority vested in the Board of Directors of the corporation to adopt a resolution or resolutions from time to time providing for the issue of such stock and making provision for such matters:

1. Except as otherwise provided in the resolution or resolutions of the Board of Directors adopted pursuant to paragraphs (4) and (5) of this Article FOURTH, each share of Common Stock shall entitle the holder thereof to one vote, provided that at all elections of directors of the corporation each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for this provision) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them, as he may see fit.

2. Subject to any preferential dividend rights of the holders of Preferred Stock determined as provided in paragraph (6) of this Article FOURTH, the holders of Common Stock shall be entitled to receive dividends out of any funds of the corporation legally available therefor, when and as declared by the Board of Directors.

3. In the event of any dissolution of, or upon any distribution of the assets of, the corporation, subject to all of the preferential rights, if any, of the holders of Preferred Stock, the holders of the Common Stock shall be entitled to receive, ratably and without distinction as to class, all of the remaining assets of the corporation.

4. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

5. The holders of the Preferred Stock or any series thereof shall be entitled to such voting powers, full or limited, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. The Board of Directors may issue one or more series of Preferred Stock without any voting power.

6. The holders of Preferred Stock or any series thereof shall be entitled to receive dividends at such rates, on such conditions and at such times as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors, payable in preference to, or in relation to, the dividends payable on any other class or classes of stock, or series thereof and cumulative as shall be so stated and expressed.

7. The holders of the Preferred Stock or any series thereof shall be entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.

8. The Preferred Stock may be subject to redemption at such time or times and at such price or prices and may be issued in such series, with such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of the Preferred Stock. Without in any manner limiting the foregoing, the Board of Directors may, but is not required to, establish and provide for a sinking fund in connection with any such redemptions, providing for such payments, at such time and otherwise upon such terms and conditions, as may be established in any such resolution or resolutions of the Board of Directors.

9. The Preferred Stock or any series thereof may be made convertible into other classes or series of stock upon such terms and conditions as are stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of such series of Preferred Stock.

FIFTH: In the furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the by-laws of the corporation.

SIXTH. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote may be dispensed with on the written consent of the holders of a majority of the stock entitled to vote upon such corporate action; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

SEVENTH. Election of directors need not be by ballot unless the by-laws of the corporation shall so provide.

EIGHTH.  To the fullest extent permitted by Delaware General
Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     2. The Board of Directors of the corporation duly adopted resolutions that set forth the foregoing Restated Certificate of Incorporation (which restates and integrates and also further amends the corporation's certificate of incorporation, as heretofore amended or supplemented), declared the proposed amendment and restatement to be advisable, and directed that the amendment and restatement be submitted to the corporation's stockholders for adoption by written consent.

     3. The Restated Certificate of Incorporation was duly adopted by the a majority of the holders of all shares outstanding of Common Stock, being the holders of all shares outstanding of capital stock entitled to vote thereon, by written consent in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of Delaware and notice has been given as provided in
Section 228 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the corporation has caused this instrument is executed as of the 11th day of October, 1994, and each of the signatories to this instrument acknowledges or affirms under penalties of perjury that this instrument is the act and deed of the corporation and that the matters set forth in this instrument are true.


COMPREHENSIVE CARE CORPORATION



By:     /s/ Chriss W. Street
    ----------------------------
     Chriss W. Street, Chairman



ATTEST:



By:        /s/ Kerri Ruppert
    ----------------------------
Kerri Ruppert, Vice President, Secretary and Chief Accounting Officer

                                                           EXHIBIT 4.1


                AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDMENT TO RIGHTS AGREEMENT dated as of October 11, 1994 (this "Amendment") with respect to the Rights Agreement dated as of April 19, 1988 (herein, including all amendments, referred to as the "Agreement") between Comprehensive Care Corporation, a Delaware corporation (the "Company"), and Security Pacific National Bank (the "Rights Agent"), which binds and inures to the benefit of the Rights Agent's, the successor by merger, as provided by Section 27 of the Agreement, which is Bank of America NT&SA.

                   W I T N E S S E T H:

WHEREAS, it is provided in the Agreement that the Board of Directors of the Company may amend the Agreement to substitute Rights Agents on terms satisfactory to the Board of Directors;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATIONS, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

1. The Rights Agent, as defined in the introductory heading on page one of the Agreement, and for all purposes under the Agreement, shall hereafter mean and refer to Continental Stock Transfer and Trust Company, whose address is 2 Broadway, New York, New York 10004.

2. This Amendment may be rescinded or further amended or restated hereafter by the Company and the Rights Agent or at the direction of the Company without approval of holders of Common Stock, subject to the terms and provisions of Section 26 of the Agreement.

3. Capitalized terms used herein and not defined herein shall have their defined meanings as set forth in the Agreement.

4. As expressly modified or superseded by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

5. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of California.

6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

7. The undersigned officer of the Company certifies, as indicated by his signature below, to the Rights Agent that the Amendment complies with the terms of Section 26 of the Agreement.

8. A true and correct copy of the Agreement, including exhibits and attachments thereto, as in effect since the date of adoption thereof and through the time immediately prior to this Amendment, is attached and hereby is confirmed and acknowledged as a true and complete copy of the Agreement, as modified on the terms of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

COMPREHENSIVE CARE CORPORATION


BY:   /s/ KERRI RUPPERT
      --------------------------------------------
       Kerri Ruppert, Secretary


BANK OF AMERICA NT&SA
By:
   ----------------------------------------------
   Its::


AGREED AND ACCEPTED BY THE UNDERSIGNED
AS THE RIGHTS AGENT HEREAFTER:

CONTINENTAL STOCK TRANSFER AND TRUST CO.


By:   /s/  WILLIAM F. SEEGRABER
     ---------------------------------------------
      William F. Seegraber, Vice President

FOR IMMEDIATE RELEASE                     Contact:    Chriss W. Street
                                  Chairman and Chief Executive Officer
                                                        (714) 644-9425


          COMPREHENSIVE CARE CORP. TO WORK WITH
                  BONDHOLDER COMMITTEE


Comprehensive Care Corporation (NYSE: CMP) today recognized an ad hoc committee of bondholders who represent a significant percentage of the Company's $9.6 million of 7.5% Convertible Subordinated Debentures due April 15, 2010 as an integral part of the overall restructure of CompCare. The bondholders have retained Mr. Morris Weiss of the Miami office of the law firm of Weil Gotshal & Manges to represent their interests. The Company has retained Mr. Robin Phelan of the Dallas office of the law firm of Haynes & Boone to represent its interest.

Mr. Chriss W. Street, President and Chief Executive Officer of CompCare said, "I appreciate the bondholders' rapid and professional efforts to form a negotiating committee. The Board and management of Comprehensive Care are endeavoring to complete a global restructuring of the Company that effectively addresses open issues of the past and position the Company toward profitability. The reverse split of the Company's stock, the settlement with the Internal Revenue Service and the hopeful completion of the convertible debt restructuring will allow the Company to financially qualify to compete in the emerging managed health care environment."

Comprehensive Care Corp. is traded on the New York Stock Exchange under the symbol CMP.






ST. LOUIS, MISSOURI, NOVEMBER 21, 1994